UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Group Emerging Markets Total Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Courtney R. Taylor

Capital Group Emerging Markets Total Opportunities Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Emerging Markets Total Opportunities FundSM Semi-annual report for the six months ended April 30, 2017

Capital Group Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging markets equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 266-9532.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2017 (the most recent calendar quarter-end):

	1 year	5 years	Lifetime (since 1/27/12)

Average annual total returns	12.94%	0.98%	1.36%

The fund’s gross expense ratio is 1.15%, and the net expense ratio is 1.10% as of the prospectus dated January 1, 2017.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least January 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

This report is for the information of shareholders of Capital Group Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2017, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully read and consider the investment objectives, guidelines, risks, fees and expenses associated with Capital Group Emerging Markets Total Opportunities Fund (CGETOP) prior to investing. This and other important information is contained in CGETOP’s prospectus, which can be obtained from your relationship manager.

Investing in emerging markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in emerging markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in emerging markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Contents

1	Letter to investors
2	20 largest holdings
3	15 largest country positions
5	Investment portfolio
16	Financial statements
27	Expense example

Fellow investors:

We’re pleased to present this semi-annual report for Capital Group Emerging Markets Total Opportunities Fund (CGETOP) for the six-month period ended April 30, 2017. The fund invests in the full spectrum of emerging markets debt and equity securities while seeking to limit the volatility typically associated with investments in the developing world.

The fund delivered solid returns with lower volatility than emerging markets equities, as measured by the MSCI Emerging Markets Investable Markets Index (MSCI EM IMI). In a period that produced competitive returns across all types of emerging markets investments in various regions, the fund’s flexible mandate allowed it to tap into these diverse opportunities. For the six months, the fund gained 7.09%, while the MSCI EM IMI rose 8.87%. The fund’s realized volatility was 7.70%, compared to 11.08% for the MSCI EM IMI.

Emerging markets equities extended their gains from 2016 into the early months of 2017. Results for the first quarter of 2017 were particularly robust, as emerging markets equities posted their best quarterly numbers in five years. The rally was supported by reassuring economic data from China, higher prices for commodities and a moderating U.S. dollar.

Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

Results at a glance

For periods ended April 30, 2017, with distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund	7.09%	11.85%	1.19%	1.62%
MSCI Emerging Markets IMI[2,3]	8.87	18.42	1.72	1.99
J.P. Morgan GBI-EM Global Diversified[2]	2.04	4.03	–1.58	–1.13
J.P. Morgan EMBI Global[2]	2.65	8.51	5.22	5.96
Emerging markets blended market universe[4]	5.59	12.26	1.88	2.31

Realized daily volatility

Annualized standard deviation of daily returns, for periods ended April 30, 20175

	6 months	1 year	5 years	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund	7.70%	8.11%	8.45%	8.39%
MSCI Emerging Markets IMI[2,3]	11.08	12.73	13.78	13.76

[1]	Since 1/27/12.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Source: MSCI.
[4]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25%, and 25%, respectively. This assumes the blend is rebalanced monthly. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2017, J.P. Morgan Chase & Co. All rights reserved.
[5]	Realized daily volatility is calculated using annualized standard deviation based on a 252-day factor, and is a measure of how returns over time have varied from the mean. A lower number signifies lower volatility.

Capital Group Emerging Markets Total Opportunities Fund	1

20 largest holdings

Percent of net assets as of 4/30/17
Mexico government bonds	4.0%
Brazil government bonds	4.0
Russia federal bonds	3.8
Argentina government bonds	3.6
India government bonds	3.2
Turkey government bonds	2.2
Indonesia government bonds	1.8
Petróleo Brasileiro	1.6
Peru government bonds	1.6
South Africa government bonds	1.5
Taiwan Semiconductor Manufacturing	1.4
Colombia government bonds	1.3
Yandex	1.2
United States Treasury note	1.2
Shanghai Fosun Pharmaceutical	1.2
América Móvil	1.2
Petróleos Mexicanos	1.1
Pakistan government bonds	1.0
Hungary government bonds	1.0
ICICI Bank	1.0
38.9%

Emerging markets bonds registered solid returns; in a low interest rate environment, the relatively high yields of emerging markets bonds were seen as attractive. U.S. dollar-denominated sovereign debt rose 2.65% as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global. Local currency-denominated sovereign bonds also advanced, with the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified increasing 3.06%.

Market review

Although equity returns across emerging markets were strong, differences among countries were wide. Chinese equities rallied during the period, with the MSCI China IMI climbing 9.41%. Stocks increased amid solid industrial production figures, continued strength in the housing market and strong earnings from the country’s internet services firms. What’s more, China’s banking regulators reported that asset quality remained stable, helping to lift shares of state-owned banks.

The MSCI India IMI finished up 11.97% for the six months, boosted by a very strong first quarter in 2017, as Indian stocks registered their best quarterly gain since 2012. Data indicated that India’s economy remains on firm footing despite the unexpected currency recall in late 2016. Prime Minister Narendra Modi’s party also won support in key state elections, a result seen as giving Modi more power to pursue his reform-minded agenda. India’s currency strengthened, with the rupee appreciating against the U.S. dollar.

Brazilian stocks cooled following their surge in 2016, posting essentially flat results. The MSCI Brazil IMI was off 0.27%, as gains for commodity-related stocks were offset by concerns about the country’s deteriorating economic situation. Optimism rose as Michel Temer assumed the presidency in September. He has championed fiscal responsibility and a change in direction following corruption scandals and severe recession. Local currency bonds advanced, as investor confidence was bolstered by President Temer’s progress on reforms. However, as we write this letter, his administration has been rocked by an unfolding scandal. We will closely monitor this developing situation.

Russia was a clear winner during the period, as the country’s market touched record highs. The MSCI Russia IMI climbed 12.69%, as the continuing rebound in energy prices and growing optimism that Russia’s relations would improve with a new U.S. administration lifted the country’s shares. Russian local currency bonds fared well, as the rise in oil from $30 to $50 a barrel over the six-month period laid the groundwork for the country’s recovery. Standard & Poor’s cited stabilizing growth when lifting its rating outlook from stable to positive this past March. The ruble rallied strongly, notching one of the best returns among global currencies.

Mexican equities were volatile, posting disappointing results in the final months of 2016 before roaring back to life in the new year. Following the U.S. presidential election last November, Mexican equities dropped sharply on fears of slowing trade with the U.S. — its key trading partner. However, as concerns subsided in early 2017, Mexican stocks rallied with the MSCI Mexico IMI edging up 1.70% for the six months.

Portfolio review

The fund’s investments are diversified across more than 40 countries with key positions in Brazil, Mexico, India, Russia and China. At fiscal year-end, the portfolio was tilted slightly toward bonds, with a healthy allocation to cash. Using a bottom-up approach and fundamental company-by-company research, the asset mix is driven by security selection in pursuit of the fund’s objective.

2	Capital Group Emerging Markets Total Opportunities Fund

Asset mix (percent of net assets)	as of April 30, 2017

Top 5 equity sectors	Percent of net assets
Information technology	7.1%
Consumer discretionary	7.1
Financials	6.1
Industrials	4.7
Materials	3.8

15 largest country positions

	Percent of net assets as of 4/30/17
	Equity securities	Bonds, notes & other debt instruments	Total
Brazil	3.8%	6.7%	10.5%
China (including Hong Kong)	8.9	.3	9.2
Mexico	2.0	6.9	8.9
India	4.7	3.2	7.9
Russia	2.6	3.8	6.4
United States of America*	2.1	2.9	5.0
Argentina	—	4.4	4.4
Taiwan	4.2	—	4.2
Turkey	—	4.0	4.0
South Africa	1.8	1.6	3.4
Indonesia	.8	1.8	2.6
Colombia	—	2.0	2.0
United Kingdom*	2.0	—	2.0
Peru	—	1.8	1.8
United Arab Emirates	1.4	—	1.4
	34.3%	39.4%	73.7%

* Includes investments in companies listed in developed markets that have significant operations in emerging markets.

Capital Group Emerging Markets Total Opportunities Fund	3

The fund’s fixed income holdings were supportive, particularly sovereign government bonds. Russian local currency sovereign bonds were the top overall contributor, aided by rising oil prices and a steadier economy. Given the promise of a turnaround in Brazil, that country’s local currency sovereign bonds and local currency government inflation-linked bonds — both of which were among the fund’s largest holdings — proved helpful as well. Local currency sovereign bonds from India, Argentina and South Africa also added to results. Among corporate bonds, holdings in the energy sector were bolstered by stabilizing oil prices, including U.S. currency bonds issued by Brazilian oil giant Petrobras, and Mexican state-owned business Pemex.

The fund’s biggest contributing equity sector was consumer discretionary. In the gaming industry, both Sands China and Wynn Macau were beneficial. Shares rose as business in Macau continued to rebound after an anti-corruption campaign and travel restrictions had reduced casino revenue over the past several years. Shares of Minth Group climbed as the Hong Kong–listed auto parts manufacturer expanded its footprint beyond the Chinese market. Naspers, a South Africa–based media firm, was helped by its valuable ownership stake in Tencent, one of China’s leading internet companies. Alibaba, China’s largest e-commerce operator, improved on an upbeat 2017 revenue forecast.

Holdings in the information technology sector were additive as well. Yandex, the Russian internet search giant, rose on the strength of its dominant business model. Samsung Electronics shares climbed after the Korean company reported strong sales of its memory chips used in smartphones. Taiwan Semiconductor Manufacturing Company (TSMC) advanced on demand for microchips from Apple and Chinese smartphone makers. MercadoLibre, an Argentine online marketplace, also contributed to results.

In the industrials sector, shares of Brazilian mining powerhouse Vale soared, boosted by surging prices for iron ore and planned asset sales to reduce debt. Hapag-Lloyd, a German multinational primarily engaged in the marine freight and logistics sector, and China-based Shanghai Fosun Pharmaceutical also gained. Latin American telecom giant América Móvil rose as the company returned to profitability due in part to increased data use by customers and a decline in foreign exchange losses.

Energy stocks detracted slightly as they did not benefit from the oil rebound. On a regional basis, investments in Malaysia and Japan were off marginally. Among individual holdings, Mexican local currency sovereign bonds dampened returns, as did shares of Petróleo Brasileiro (Petrobras). Both stock and bond holdings in oil producer Cobalt International Energy struggled. The fund’s larger cash position was utilized to help mitigate volatility, but in a positive environment for risk assets proved to be somewhat hurtful. Forward currency contacts also detracted.

Outlook

Emerging markets continue to rebound as they benefit from a sustained stimulus program in China, stronger commodity prices, a weaker U.S. dollar and signs that global economic growth is picking up.

Economic growth rates in the developing world have varied by country, but overall are still stronger than those in developed nations. In terms of valuations, emerging markets equities appear more attractive than U.S. equities and those of certain developed countries. Corporate profits in emerging markets are bouncing back too, and in aggregate are forecast to generate solid growth over the next two years.

However, given the strong returns for developing country markets in the last 15 months, sentiment toward emerging markets equities could become more risk averse depending on shifts in China’s economic policies, potential interest rate hikes in the U.S. and changes to global trade deals.

Portfolio managers continue to take a company-specific approach, seeking to invest in well-managed, attractively valued businesses. On a sector basis, they favor consumer, financial and information technology firms poised to benefit from rising living standards and increasing internet penetration rates. Managers also prefer select commodities and energy companies. By country, the portfolio continues to be concentrated primarily in China, India, Mexico and Brazil.

Management team

Portfolio manager Laurentius Harrer retired from Capital Group in March of 2017. We thank Laurentius for his many years of service to Capital Group and his leadership on this fund. Laurentius’ portfolio management responsibilities have transitioned to the other four managers in the strategy: Steven Backes, Luis Freitas de Oliveira, Ric Torres and Shaw Wagener.

Capital Group has utilized The Capital System,SM a proprietary investment approach, for nearly 60 years. One of its many benefits is that changes to the portfolio manager lineup are less disruptive than they would be in a single-manager system. A manager’s departure from a portfolio happens in an orderly manner, as each strategy is built to ensure long-term continuity around a team of decision-makers.

We continue to believe that the emerging markets universe offers a wide range of compelling long-term investment opportunities. We look forward to reporting to you again in six months.

Sincerely,

John S. Armour
President

June 16, 2017

4	Capital Group Emerging Markets Total Opportunities Fund

Investment portfolio April 30, 2017	unaudited

Sector diversification

	Equity securities	Bonds, notes & other debt instruments	Percent of net assets
Government	—%	40.9%	40.9%
Energy	3.5	4.1	7.6
Consumer discretionary	7.1	.5	7.6
Financials	6.1	1.2	7.3
Information technology	7.1	—	7.1
Industrials	4.7	.5	5.2
Materials	3.8	.3	4.1
Consumer staples	3.5	.1	3.6
Telecommunication services	2.4	.7	3.1
Health care	3.0	—	3.0
Utilities	1.5	.3	1.8
Real estate	.9	—	.9
	43.6%	48.6%	92.2

Short-term securities			6.4
Other assets less liabilities			1.4
Net assets			100.0%

Bonds & notes 46.9%	Principal amount (000)		Value (000)
Latin America 23.7%
Argentina 4.4%
Argentina (Central Bank of):
2.075% 2017		$660	$660
1.75% 2017		410	409
Argentina Republic:
8.75% 2017		10	10
22.75% 2018	ARS	6,865	456
21.20% 2018		6,745	451
6.875% 2021		$1,205	1,321
2.50% 2021[1]	ARS	1,940	152
18.20% 2021		11,500	814
19.479% 2022[2]		7,400	516
16.00% 2023		2,158	156
7.50% 2026		$1,450	1,592
15.50% 2026	ARS	5,355	386
YPF SA 8.50% 2025		$210	238
			7,161

Brazil 6.7%
Brazil (Federative Republic of):
Series F, 10.00% 2018	BRL	1	301
14.488% 2018		2	441
Series B, 6.00% 2018[1]		—	234
Series F, 10.00% 2019		1	267
12.71% 2020		6	1,379

Capital Group Emerging Markets Total Opportunities Fund	5

Bonds & notes (continued)	Principal amount (000)		Value (000)
Latin America (continued)
Brazil (continued)
4.875% 2021		$475	$505
Series B, 6.00% 2022[1]	BRL	1	855
Series B, 6.00% 2024[1]		—	211
Series F, 10.00% 2025		11	3,391
Series F, 10.00% 2027		1	279
Series B, 6.00% 2050[1]		1	1,122
Odebrecht Offshore Drilling Finance Ltd. 6.75% 20223[3,4]		$575	228
Petrobras Global Finance Co.:
6.25% 2024		768	798
8.75% 2026		365	426
Petrobras International Finance Co. 5.375% 2021		267	275
Vale Overseas Ltd. 6.25% 2026		260	285
			10,997

Chile 0.1%
Emgesa SA ESP 8.75% 2021	COP	125,000	44
Enersis Américas SA 4.00% 2026		$85	85
			129

Colombia 2.0%
Colombia (Republic of):
Series B, 10.00% 2024	COP	665,000	277
Series B, 7.50% 2026		2,400,000	892
Series B, 6.00% 2028		2,192,800	722
Series B, 7.75% 2030		780,000	296
Series UVR, 3.00% 2033[1]		1,843,154	584
Ecopetrol SA:
5.875% 2023		$215	233
5.375% 2026		361	371
			3,375

Dominican Republic 1.0%
Dominican Republic:
5.50% 2025[4]		248	258
6.875% 2026[4]		100	112
5.95% 2027[4]		363	381
7.45% 2044		210	239
7.45% 2044[4]		200	228
6.85% 2044		250	267
6.85% 2045[4]		160	171
			1,656

Honduras 0.4%
Honduras (Republic of):
8.75% 2020		200	229
7.50% 2024[3]		200	222
6.25% 2027[4]		150	156
			607

Mexico 6.9%
BBVA Bancomer SA 6.50% 2021		150	164
CEMEX Finance LLC 9.375% 2022		200	216
Comision Federal de Electricidad:
Series 2014-2, 7.35% 2025	MXN	25	119
6.125% 2045[4]		$200	208

6	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Latin America (continued)
Mexico (continued)
Elementia SAB de CV 5.50% 2025[4]		$200	$204
Petróleos Mexicanos:
3.50% 2020		895	910
6.375% 2021		140	153
4.50% 2026		612	595
7.47% 2026	MXN	20	93
Red de Carreteras de Occidente 9.00% 2028[3]		7,000	361
United Mexican States:
Series M, 8.00% 2020		47	256
2.50% 2020[1]		164	850
Series M, 6.50% 2021		359	1,871
Series M20, 10.00% 2024		184	1,142
4.50% 2025[1]		14	84
Series M, 5.75% 2026		260	1,256
Series M, 7.75% 2034		234	1,271
6.05% 2040		$266	310
4.00% 2040[1]	MXN	136	755
5.55% 2045		$100	111
4.60% 2046		389	379
Urbi Desarrollos Urbanos, SA de CV:
8.50% 2016[5]		1,425	11
8.50% 2016[4,5]		560	4
9.50% 2020[5]		2,400	17
9.50% 2020[4,5]		230	2
9.75% 2022[4,5]		1,655	12
9.75% 2022[5]		990	7
			11,361

Panama 0.4%
ENA Norte Trust 4.95% 2023[3]		206	213
Panama (Republic of) 7.125% 2026		400	510
			723

Peru 1.8%
Banco de Crédito del Perú 6.875% 2026[2]		350	396
Peru (Republic of) 6.35% 2028	PEN	8	2,570
			2,966

Total Latin America			38,975

Eastern Europe and Middle East 9.8%
Hungary 1.0%
Hungary:
4.125% 2018		$180	184
4.00% 2019		104	108
6.25% 2020		205	225
5.75% 2023		1,020	1,162
			1,679

Poland 0.1%
Poland (Republic of):
Series 0922, 5.75% 2022	PLN	610	179
Series 0726, 2.50% 2026		335	81
			260

Capital Group Emerging Markets Total Opportunities Fund	7

Bonds & notes (continued)	Principal amount (000)		Value (000)
Eastern Europe and Middle East (continued)
Russia 3.8%
Russian Federation:
7.50% 2018	RUB	4,500	$79
7.50% 2021		48,500	849
7.60% 2021		144,900	2,542
7.00% 2023		157,870	2,715
			6,185

Saudi Arabia 0.5%
Saudi Arabia (Kingdom of) 3.25% 2026[4]		$785	768

Slovenia 0.4%
Slovenia (Republic of) 4.125% 2019		670	697

Turkey 4.0%
Akbank TAS 7.20% 2027[2,4]		215	228
Koc Financial Services AS 5.75% 2022[4]		710	722
Turkey (Republic of):
9.50% 2022	TRY	6,550	1,780
3.00% 2022[1]		6,885	2,002
11.00% 2022		985	283
4.25% 2026		$1,100	1,047
6.00% 2027		450	482
			6,544

Total Eastern Europe and Middle East			16,133

Asia-Pacific 7.0%
Hong Kong 0.3%
Wynn Macau, Ltd.:
5.25% 2021		200	206
5.25% 2021[4]		300	309
			515

India 3.2%
India (Republic of):
7.80% 2021	INR	10,500	168
8.83% 2023		43,200	730
8.60% 2028		122,250	2,063
7.61% 2030		65,930	1,057
9.20% 2030		52,300	925
7.73% 2034		22,000	350
			5,293

Indonesia 1.8%
Indonesia (Republic of):
Series 53, 8.25% 2021	IDR	13,500,000	1,067
3.75% 2022		$300	308
Series 70, 8.375% 2024	IDR	2,250,000	182
4.125% 2025[4]		$925	955
4.75% 2026		240	258
Series 59, 7.00% 2027	IDR	1,800,000	135
			2,905

Pakistan 1.0%
Pakistan (Republic of):
6.875% 2017		$1,475	1,480
5.50% 2021[4]		200	208
			1,688

8	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Asia-Pacific (continued)
Philippines 0.1%
Philippines (Republic of the) 6.25% 2036	PHP	12,000	$268

Sri Lanka 0.6%
Sri Lanka (Democratic Socialist Republic of):
6.00% 2019		$500	519
6.825% 2026		400	421
			940

Total Asia-Pacific			11,609

Africa 4.2%
Cameroon 0.2%
Cameroon (Republic of) 9.50% 2025[3]		320	365

Egypt 0.9%
Egypt (Arab Republic of):
15.88% 2017	EGP	3,000	150
15.532% 2017		3,050	168
17.317% 2017		6,575	334
17.394% 2017		6,300	335
17.905% 2017		2,375	131
19.301% 2018		7,000	330
			1,448

Gabon 0.4%
Gabonese Republic:
8.20% 2017		$180	185
6.95% 2025		400	398
			583

Ghana 0.5%
Ghana (Republic of):
24.50% 2019	GHS	115	29
24.00% 2019		315	80
21.00% 2020		1,010	246
24.75% 2021		1,160	317
19.00% 2026		805	187
Ghana Government Bond 24.75% 2021		60	16
			875

Kenya 0.2%
Kenya (Republic of) 6.875% 2024[4]		$325	330

South Africa 1.6%
Myriad International Holdings 5.50% 2025[4]		200	212
South Africa (Republic of):
Series R-2023, 7.75% 2023	ZAR	1,900	140
Series R-209, 6.25% 2036		21,367	1,158
Series R-214, 6.50% 2041		11,976	640
Series R-2048, 8.75% 2048		8,100	552
			2,702

Zambia 0.4%
Zambia (Republic of):
11.00% 2021	ZMW	6,075	486
13.00% 2026		1,125	89
			575

Total Africa			6,878

Capital Group Emerging Markets Total Opportunities Fund	9

Bonds & notes (continued)	Principal amount (000)		Value (000)
Other markets 2.2%
Jamaica 0.6%
Digicel Group Ltd.:
8.25% 2020		$500	$460
8.25% 2020[4]		400	368
6.00% 2021		200	191
			1,019

Netherlands 0.1%
IHS Netherlands Holdco BV 9.50% 2021[4]		200	209

United States of America 1.5%
Ensco PLC 5.20% 2025		220	188
Philip Morris International Inc. 1.25% 2017		235	235
U.S. Treasury Note 1.625% 2019		1,990	2,002
			2,425

Total other markets			3,653

Total bonds & notes (cost: $80,937,000)			77,248

Convertible bonds 1.7%
Eastern Europe and Middle East 0.3%
Oman 0.0%
bank muscat (SAOG), convertible notes, 3.50% 2018	OMR	101	28

Spain 0.3%
Banco Bilbao Vizcaya Argentaria, SA, contingent convertible notes, 7.00% 2019[2]		€400	450

Total Eastern Europe and Middle East			478

Other markets 1.4%
United States of America 1.4%
Cobalt International Energy, Inc., convertible notes:
2.625% 2019		$332	129
3.125% 2024		2,051	610
Weatherford International PLC, convertible notes, 5.875% 2021		1,264	1,506

Total other markets			2,245

Total convertible bonds (cost: $3,316,000)			2,723

Common stocks 43.1%		Shares
Asia-Pacific 20.2%
China 5.7%
Alibaba Group Holding Ltd. (ADR)[6]		3,300	381
Beijing Enterprises Holdings Ltd. (Hong Kong)		62,000	303
Boer Power Holdings Ltd. (Hong Kong)		919,000	314
China Everbright International Ltd. (Hong Kong)		440,000	595
China Mengniu Dairy Co. (Hong Kong)		103,306	200
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)		78,000	288
China Resources Land Ltd. (Hong Kong)		90,000	250
China Unicom Ltd. (Hong Kong)		234,000	302
Ctrip.com International, Ltd. (ADR)[6]		9,200	465
Haitian International Holdings Ltd. (Hong Kong)		371,000	909

10	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Asia-Pacific (continued)
China (continued)
Hutchison China MediTech Ltd. (ADR)[6]	7,912	$154
IMAX China Holding, Inc. (Hong Kong)[6]	64,170	302
Longfor Properties Co. Ltd. (Hong Kong)	420,500	729
Minth Group Ltd. (Hong Kong)	334,700	1,244
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	523,000	1,974
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	364,900	966
		9,376

Hong Kong 3.2%
AIA Group Ltd.	205,200	1,421
Cheung Kong Property Holdings Ltd.	19,000	136
Chow Sang Sang Holdings International Ltd.	474,000	1,213
Sands China Ltd.	317,600	1,441
Wynn Macau, Ltd.	473,600	1,041
		5,252

India 4.4%
Bharti Airtel Ltd.	242,222	1,339
Godrej Consumer Products Ltd.	11,500	311
Housing Development Finance Corp. Ltd.	10,554	252
ICICI Bank Ltd.	384,294	1,664
IDFC Bank Ltd.	1,177,636	1,204
Info Edge (India) Ltd.	44,627	580
Lupin Ltd.	14,594	304
Steel Authority of India Ltd.[6]	967,257	907
Sun Pharmaceutical Industries Ltd.	15,733	157
Torrent Power Ltd.[6]	138,756	490
		7,208

Indonesia 0.8%
Astra International Tbk PT	359,400	241
Bank Central Asia Tbk PT	239,900	320
Matahari Department Store Tbk PT	309,600	339
Surya Citra Media Tbk PT	1,687,800	362
		1,262

Japan 0.8%
Murata Manufacturing Co., Ltd.	9,700	1,300

Malaysia 0.2%
IJM Corp. Bhd.	450,300	363

South Korea 0.9%
Hankook Tire Co., Ltd.	4,749	246
Samsung Electronics Co., Ltd.	673	1,319
		1,565

Taiwan 4.2%
AirTAC International Group	89,754	1,027
ASUSTeK Computer Inc.	16,820	165
CTCI Corp.	347,000	607
Delta Electronics, Inc.	184,781	1,041
Ginko International Co., Ltd.	94,000	774

Capital Group Emerging Markets Total Opportunities Fund	11

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Taiwan (continued)
MediaTek Inc.	126,000	$906
Taiwan Semiconductor Manufacturing Co., Ltd.	366,000	2,360
		6,880

Total Asia-Pacific		33,206

Latin America 7.0%
Brazil 3.8%
CCR SA, ordinary nominative	196,374	1,095
Hypermarcas SA, ordinary nominative	73,700	698
Lojas Americanas SA, ordinary nominative	21,600	93
Lojas Americanas SA, preferred nominative	166,700	885
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[6]	178,860	1,611
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)[6]	122,200	1,067
Vale SA, Class A, preferred nominative, (ADR)	85,500	702
		6,151

Chile 1.2%
Enel Américas SA (ADR)	78,314	776
Enel Chile SA (ADR)	55,400	302
Inversiones La Construcción SA	68,977	952
		2,030

Mexico 2.0%
América Móvil, SAB de CV, Series L (ADR)	125,600	1,933
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[6]	65,555	604
Fibra Uno Administración, SA de CV	201,800	353
Grupo Sanborns, SAB de CV, Series B1	380,200	436
		3,326

Total Latin America		11,507

Eastern Europe and Middle East 5.4%
Czech Republic 0.1%
MONETA Money Bank, AS, non-registered shares	65,562	212

Greece 0.3%
Titan Cement Co. SA	18,610	486

Oman 0.2%
bank muscat SAOG	257,280	269

Russia 2.6%
Alrosa PJSC	497,268	857
Global Ports Investments PLC (GDR)[6]	131,647	467
Globaltrans Investment PLC (GDR)	10,748	81
Magnit PJSC	672	104
MegaFon PJSC (GDR)	34,202	366
Rosneft Oil Co. PJSC (GDR)	35,600	197
Sberbank of Russia PJSC (ADR)	13,800	164
Yandex NV, Class A6	75,100	2,047
		4,283

12	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Eastern Europe and Middle East (continued)
Spain 0.8%
Banco Bilbao Vizcaya Argentaria, SA	41,643	$334
Banco Santander, SA	161,666	1,054
		1,388

United Arab Emirates 1.4%
DP World Ltd.	58,323	1,192
National Bank of Abu Dhabi PJSC, non-registered shares	228,581	684
Union National Bank PJSC	306,974	418
		2,294

Total Eastern Europe and Middle East		8,932

Africa 1.8%
South Africa 1.8%
Discovery Ltd.	74,552	746
Mr Price Group Ltd.	72,603	854
Naspers Ltd., Class N	7,516	1,428

Total Africa		3,028

Other markets 8.7%
Australia 0.5%
Newcrest Mining Ltd.	51,557	817

Canada 0.8%
Barrick Gold Corp.	49,100	821
First Quantum Minerals Ltd.	46,400	442
		1,263

Denmark 0.8%
Carlsberg A/S, Class B	14,168	1,414

Germany 0.5%
Hapag-Lloyd AG6	26,200	771

Italy 0.5%
Tenaris SA (ADR)	25,543	798

Netherlands 0.3%
Unilever NV, depository receipts	9,246	485

Norway 0.5%
BW LPG Ltd.	178,648	787

Switzerland 0.7%
Dufry AG6	3,037	497
LafargeHolcim Ltd.[6]	11,589	657
		1,154

United Kingdom 2.0%
British American Tobacco PLC	23,600	1,594
PZ Cussons PLC	317,100	1,374
Tullow Oil PLC[6]	117,342	319
		3,287

Capital Group Emerging Markets Total Opportunities Fund	13

Common stocks (continued)	Shares	Value (000)
Other markets (continued)
United States of America 2.1%
AES Corp.	85,000	$961
Cobalt International Energy, Inc.[6]	120,300	47
Ensco PLC, Class A	123,300	973
MercadoLibre, Inc.	6,600	1,511
		3,492

Total other markets		14,268

Total common stocks (cost: $67,413,000)		70,941

Preferred securities 0.3%

Asia-Pacific 0.3%
India 0.3%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expire 2022	3,514,582	513

Total preferred securities (cost: $486,000)		513

Warrants 0.2%
Eastern Europe and Middle East 0.2%
Saudi Arabia 0.2%
Savola Group Co., warrants, expire 2017[4,6]	22,500	255

Total warrants (cost: $346,000)		255

Short-term securities 6.4%	Principal amount (000)
Commercial paper 6.4%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.88% due 5/5/2017	$2,500	2,499
Emerson Electric Co. 0.84% due 5/5/2017[4]	2,000	2,000
General Electric Co. 0.82 due 5/1/2017	4,600	4,600
PepsiCo, Inc. 0.851% due 5/3/2017[4]	1,500	1,500

Total short-term securities (cost: $10,600,000)		10,599

Total investment securities 98.6% (cost: $163,098,000)		162,279
Other assets less liabilities 1.4%		2,249

Net assets 100.0%		$164,528

14	Capital Group Emerging Markets Total Opportunities Fund

Forward currency contracts

The fund has entered into the over-the-counter (“OTC”) forward currency contracts as shown in the following table. The average month-end notional amount of open OTC forward currency contracts while held was $18,702,000.

					Unrealized
					appreciation
			Notional amount		(depreciation)
			Receive	Deliver	at 4/30/2017
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Czech korunas	5/15/2017	JPMorgan Chase	$68,162	CZK2,722	$45

Sales:
Brazilian reais	5/8/2017	JPMorgan Chase	$1,573	BRL4,913	28
Brazilian reais	5/26/2017	Citibank N.A.	$2,556	BRL8,138	9
British pounds	5/12/2017	Credit Suisse First Boston	$222	£178	(9)
Chinese yuan renminbi offshore	1/3/2018	Bank of America	$1,244	CNH9,095	(50)
Chinese yuan renminbi offshore	1/3/2018	JPMorgan Chase	$1,245	CNH9,095	(50)
Euros	5/24/2017	JPMorgan Chase	$218	€202	(3)
Malaysian ringgits	5/26/2017	JPMorgan Chase	$181	MYR788	— [7]
Mexican pesos	5/8/2017	JPMorgan Chase	$486	MXN9,136	1
New Taiwan dollars	5/26/2017	Citibank N.A.	$3,014	NT$90,562	9
South African rand	5/8/2017	Citibank N.A	$726	ZAR10,038	(24)
					(89)
Forward currency contracts — net					$(44)

[1]	Index-linked bond whose principal amount moves with a government retail price index.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,028,000, which represented 6.1% of the net assets of the fund.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Security did not produce income during the last 12 months.
[7]	Amount less than one thousand.

Key to abbreviations and symbols:

ADR	—	American Depositary Receipts
ARS	—	Argentine pesos
BRL	—	Brazilian reais
	£—	British pounds
CNH	—	Chinese Yuan Renminbi Offshore
COP	—	Colombian pesos
CZK	—	Czech korunas
EGP	—	Egyptian pounds
	€—	Euros
GHS	—	Ghanaian cedi
GDR	—	Global Depositary Receipts
IDR	—	Indonesian rupiah
INR	—	Indian rupees
MYR	—	Malaysian ringgits
MXN	—	Mexican pesos
NT$	—	New Taiwan dollars
OMR	—	Omani rials
PEN	—	Peruvian nuevos soles
PHP	—	Philippine pesos
PLN	—	Polish zloty
RUB	—	Russian rubles
TRY	—	Turkish lira
ZAR	—	South African rand
ZMW	—	Zambian Kwacha

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	15

Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2017	(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value (cost: $163,098)		$162,279
Cash		134
Cash denominated in non-U.S. currency (cost: $212)		212
Unrealized appreciation on open forward currency contracts		92
Receivables for:
Sales of investments	$1,691
Sales of fund’s shares	105
Dividends and interest	1,464
Non-U.S. taxes	2
Due from custodian	231
Other	14	3,507
		166,224
Liabilities:
Unrealized depreciation on open forward currency contracts		136
Payables for:
Purchases of investments	1,247
Investment advisory services	139
Repurchases of fund’s shares	19
Non-U.S. taxes	65
Other accrued expenses	90	1,560
		1,696
Net assets at April 30, 2017:
Equivalent to $11.33 per share on 14,524,827 shares of $0.01 par value capital stock outstanding (unlimited authorized shares)		$164,528

Net assets consist of:
Capital paid in on shares of stock		$183,252
Undistributed net investment income		3,254
Accumulated net realized loss		(21,063)
Net unrealized depreciation		(915)
Net assets at April 30, 2017		$164,528

See Notes to Financial Statements

16	Capital Group Emerging Markets Total Opportunities Fund

Statement of operations	unaudited
for the six months ended April 30, 2017	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. withholding tax of $10)	$3,757
Dividends (net of non-U.S. withholding tax of $28)	479	$4,236

Fees and expenses:
Investment advisory services	892
Custodian	29
Registration statement and prospectus	20
Auditing and legal	47
Reports to shareholders	7
Trustees’ compensation	15
Other	24
Total fees and expenses before reimbursement	1,034
Less miscellaneous fees reimbursement	52
Total fees and expenses after reimbursement		982
Net investment income		3,254

Net realized loss and unrealized appreciation:
Net realized loss on:
Investments (net of non-U.S. taxes of $34)	(542)
Forward currency contracts	(622)
Currency transactions	(96)	(1,260)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $65)	10,098
Forward currency contracts	(16)
Currency translations	11	10,093
Net realized loss and unrealized appreciation		8,833
Net increase in net assets resulting from operations		$12,087

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	17

Statements of changes in net assets

(dollars in thousands)

	Six months ended April 30, 2017*	Year ended October 31, 2016
Operations:
Net investment income	$3,254	$7,010
Net realized loss	(1,260)	(18,586)
Net unrealized appreciation	10,093	19,611
Net increase in net assets resulting from operations	12,087	8,035

Capital share transactions:
Proceeds from shares sold: 680,151 and 1,758,708 shares, respectively	7,203	17,243
Cost of shares repurchased: 3,993,669 and 12,868,311 shares, respectively	(43,431)	(123,953)
Net decrease in net assets resulting from capital share transactions	(36,228)	(106,710)
Total decrease in net assets	(24,141)	(98,675)

Net assets:
Beginning of period	188,669	287,344
End of period (including undistributed net investment income: $3,254 and $–, respectively)	$164,528	$188,669

*Unaudited

See Notes to Financial Statements

18	Capital Group Emerging Markets Total Opportunities Fund

Notes to financial statements	unaudited

1. Organization

Capital Group Emerging Markets Total Opportunities Fund (the “fund”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”).These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Guardian Trust Company (“CGTC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Capital Group Emerging Markets Total Opportunities Fund	19

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board of trustees and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment.

20	Capital Group Emerging Markets Total Opportunities Fund

For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1]	Level 3	Total
Assets:
Bonds & notes:
Latin America	$—	$38,975	$—	$38,975
Eastern Europe and Middle East	—	16,133	—	16,133
Asia-Pacific	—	11,609	—	11,609
Africa	—	6,878	—	6,878
Other markets	—	3,653	—	3,653
Convertible bonds	—	2,723	—	2,723
Common stocks:
Asia-Pacific	33,206	—	—	33,206
Latin America	11,507	—	—	11,507
Eastern Europe and Middle East	8,932	—	—	8,932
Africa	3,028	—	—	3,028
Other markets	14,268	—	—	14,268
Preferred securities	513	—	—	513
Warrants	—	255	—	255
Short-term securities	—	10,599	—	10,599
Total	$71,454	$90,825	$—	$162,279

	Other investments[2]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$92	$—	$92
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(136)	—	(136)
Total	$—	$(44)	$—	$(44)

[1]	Level 2 includes investment securities with an aggregate value of $308,000, which represented 0.19% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of trustees.
[2]	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Capital Group Emerging Markets Total Opportunities Fund	21

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale or the reduced number and capacity of market participants to make a market in such holding.

22	Capital Group Emerging Markets Total Opportunities Fund

Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into OTC forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset the financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of April 30, 2017 (dollars in thousands) if close-out netting was exercised:

			Gross amounts not offset in the
			statement of assets and liabilities and
			subject to a master netting agreement
		Gross amounts
		recognized in the
		statement of assets	Available	Non-cash	Cash	Net
	Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
	Citibank N.A.	$18	$(18)	$—	$—	$—
	JPMorgan Chase	74	(53)	—	—	21
	Total	$92	$(71)	$—	$—	$21

Liabilities:
	Bank of America	$50	$—	$—	$—	$50
	Citibank N.A.	24	(18)	—	—	6
	Credit Suisse First Boston	9	—	—	—	9
	JPMorgan Chase	53	(53)	—	—	—
	Total	$136	$(71)	$—	$—	$65

*Non-cash collateral is shown on a settlement basis.

Capital Group Emerging Markets Total Opportunities Fund	23

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the six months ended April 30, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2012, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; short-term capital gains and losses; and cost of investments sold.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. No distributions were paid to shareholders during the six months ended April 30, 2017. No distributions were paid to shareholders during the year ended October 31, 2016.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2016, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Capital loss carryforward*	$(18,728)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of April 30, 2017, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$16,327
Gross unrealized depreciation on investment securities	(17,766)
Net unrealized depreciation on investment securities	(1,439)
Cost of investment securities	163,718

7. Fees and transactions with related parties

CGTC, the fund’s investment adviser, is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. (“CGC”).

Investment advisory services — The fund has an investment advisory and service agreement with CGTC that provides for monthly fees accrued daily. The fee is 1.00% of the average daily net assets of the fund.

24	Capital Group Emerging Markets Total Opportunities Fund

Miscellaneous fee reimbursement — CGTC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. This reimbursement will be in effect through at least January 1, 2018. At its discretion, the adviser may elect to extend, modify or terminate the reimbursement. Fees and expenses in the statement of operations are presented gross of the reimbursement from CGTC. The amount reimbursed by CGTC is reflected as a reimbursement of miscellaneous fees and expenses.

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC and AFD. No affiliated officers or trustees received any compensation directly from the fund.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other funds managed by CGTC (or funds managed by certain affiliates of CGTC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended April 30, 2017.

8. Committed line of credit

The fund participates with other funds managed by CGTC (or funds managed by certain affiliates of CGTC) in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro–rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended April 30, 2017.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short term securities, of $55,456,000 and $90,514,000 respectively, during the six months ended April 30, 2017.

Capital Group Emerging Markets Total Opportunities Fund	25

Financial highlights

						For the
						period
	Six months					1/27/12[3]
	ended	Year ended October 31				through
	4/30/17[1,2]	2016	2015	2014	2013	10/31/12[2,4]

Net asset value, beginning of period	$10.58	$9.93	$11.13	$11.51	$11.58	$11.02
Income (loss) from investment operations[5]:
Net investment income	.19	.34	.28	.29	.32	.35
Net realized and unrealized gain (loss) on investments	.56	.31	(1.37)	(.46)	(.06)	.21
Total from investment operations	.75	.65	(1.09)	(.17)	.26	.56
Less dividends and distributions:
Dividends from net investment income	—	—	(.04)	(.21)	(.33)	—
Distributions from net realized gains	—	—	(.07)	—	—	—
Total dividends and distributions	—	—	(.11)	(.21)	(.33)	—
Net asset value, end of period	$11.33	$10.58	$9.93	$11.13	$11.51	$11.58
Total return[6]	7.09%[7]	6.55%	(9.85)%	(1.50)%	2.19%	5.08%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$165	$189	$287	$421	$604	$518
Ratio of expenses to average net assets before reimbursements/waivers	1.16%[8]	1.15%	1.12%	1.10%	1.10%	1.10%[8]
Ratio of expenses to average net assets after reimbursements/waivers[6]	1.10%[8]	1.10%	1.10%	1.10%	1.10%	1.10%[8]
Ratio of net investment income to average net assets[6]	3.64%[8]	3.41%	2.66%	2.52%	2.74%	4.11%[8]
Portfolio turnover rate	34%	51%	52%	56%	64%	42%

[1]	Unaudited.
[2]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
[3]	The fund commenced operations as a Registered Investment Company on January 27, 2012.
[4]	Capital Guardian Emerging Markets Total Opportunities Common Trust Fund (the Predecessor Fund) was reorganized into the Capital Group Emerging Markets Total Opportunities Fund effective January 27, 2012. In connection with the reorganization, the Predecessor Fund transferred all its assets and liabilities to the Capital Group Emerging Markets Total Opportunities Fund and changed its fiscal year-end from December 31 to October 31.
[5]	Based on average shares outstanding.
[6]	This row reflects the impact, if any, of certain reimbursements/waivers from CGTC. For the years ended October 31, 2015, October 31, 2016, and six months ended April 30, 2017, CGTC reimbursed other fees and expenses.
[7]	Not annualized.
[8]	Annualized.

26	Capital Group Emerging Markets Total Opportunities Fund

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	11/1/2016	4/30/2017	period*	ratio
Actual return	$1,000.00	$1,070.89	$5.65	1.10%
Hypothetical 5% return before expenses	1,000.00	1,019.34	5.51	1.10

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the current period).

Capital Group Emerging Markets Total Opportunities Fund	27

Approval of Investment Advisory and Service Agreement

Capital Group Emerging Markets Total Opportunities Fund’s board has approved renewal of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Guardian Trust Company (“CGTC”) through July 31, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CGTC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CGTC and the Capital Group organization; and the ongoing evolution of CGTC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CGTC to the fund under the agreement and other agreements. The board and the committee concluded that the nature, extent and quality of the services provided by CGTC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth and preservation of capital with lower volatility of returns than emerging markets equities. They compared the fund’s investment results with the results of relevant market indexes over various periods through December 31, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI Emerging Markets IMI Index and the Lipper Emerging Markets Funds Average. They noted that for the lifetime and three-year periods, the fund’s investment results exceeded both benchmarks. They further noted that for the one-year period, the fund’s investment results trailed both benchmarks. The board and the committee concluded that the fund’s investment results have been sufficient for renewal of the agreement, and that CGTC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees were in line with or lower than those of the other relevant funds included in the Lipper Emerging Markets Funds category. The board and the committee noted that the fees paid to CGTC by clients with separately managed accounts are in many cases lower than those paid by the fund and concluded that the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees paid to CGTC by the fund.

28	Capital Group Emerging Markets Total Opportunities Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CGTC and its affiliates receive as a result of CGTC’s relationship with the fund, including fees for administrative services paid to Capital Group Private Client Services, a division of Capital Bank and Trust Company, and possible ancillary benefits to CGTC and its affiliates in managing other investment vehicles and accounts. The board and the committee reviewed CGTC’s portfolio trading practices, noting the potential benefits CGTC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees paid to CGTC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CGTC’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading and other administrative operations. They considered CGTC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CGTC’s investment professionals. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of The Capital Group organization’s long-term profitability for maintaining CGTC’s independence, company culture and management continuity. They further considered CGTC’s reimbursement of fund expenses through voluntary fee caps. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CGTC and fund shareholders.

Capital Group Emerging Markets Total Opportunities Fund	29

Office of the fund and of the investment adviser

Capital Guardian Trust Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

J.P. Morgan Investor Services Company
One Beacon Street
Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue
Twenty-second Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Guardian Trust Company by calling (800) 266-9532 and should be read carefully before investing.

Capital Group Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website (sec.gov). You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group Emerging Markets Total Opportunities Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By _/s/_John S. Armour_____________________
John S. Armour, President and Principal Executive Officer

Date: June 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _/s/_John S. Armour_____________________
John S. Armour, President and Principal Executive Officer

Date: June 30, 2017

By _/s/_Gregory F. Niland_____________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: June 30, 2017